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                              KPMG PEAT MARWICK
                         Certified Public Accountants
                          725 South Figueroa Street
                            Los Angeles, CA 90017


                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Jefferies Group, Inc.:

We consent to the use of our reports incorporated herein by reference.


                                         KPMG PEAT MARWICK

Los Angeles, California
February 2, 1994